Rule 497(e)
File Nos. 002-75503
811-03364

MAXIM SERIES FUND, INC.
Maxim SecureFoundationSM Balanced Portfolio
(the “Portfolio”)

Supplement dated March 7, 2011 to the Prospectus for the Portfolio and the Statement of Additional Information of Maxim Series Fund, Inc. both dated December 31, 2010

Effective immediately, the front page of the Prospectus for the Portfolio and the front page of the Statement of Additional Information are revised to include the following ticker symbol for the Class L shares of the Portfolio:

Maxim SecureFoundationSM Balanced Portfolio
Class L Ticker:  MXLDX

This Supplement must be accompanied by or read in conjunction with the current Prospectus and Statement of Additional Information, both dated December 31, 2010, and should be retained for future reference.